UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

17 Old Drewsville Road, Walpole, NH 03608
(Address of principal executive offices) (Zip code)

InCorp Services, Inc.
360 Route 101, STE 13C
Bedford, NH 03110-5046
  (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-785-0900
Date of fiscal year end: 12/31

Date of reporting period: 1/1/26 - 6/30/26

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

Item 1(a):

FOXBY SEEKING T TAL RETURN CORP. Stock Symbol: FXBY JUNE 30, 2026 Semi-Annual Report SIGN UP FOR FUND UPDATES at FoxbyCorp.com

TO OUR STOCKHOLDERS	(Unaudited)
June 30, 2026

Dear Fellow Stockholders:

It is a pleasure to welcome each of our new stockholders to Foxby Corp. (the “Fund”) and to submit this Semi-Annual Report. The Fund seeks to achieve its investment objective of total return by exercising a flexible strategy in the selection of securities, and is not limited by the issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging,” and may invest defensively in short term, liquid, high grade securities and money market instruments. Of course, there can be no assurance that the Fund will achieve its objective.

Economic and Market Report

According to the minutes of the June 2026 Federal Open Market Committee (“FOMC”) meeting, the U.S. economy continued to expand at a solid pace, supported by resilient consumer spending and strong business investment with a concentration in artificial intelligence (“AI”). The Committee noted that “real gross domestic product (GDP) continued to expand at a solid pace,” while inflation remained elevated and moved higher, with total personal consumption expenditures (“PCE”) inflation increasing to 3.8% in April 2026 and an estimated 4.1% in May 2026. The FOMC attributed higher inflation primarily to tariffs, higher energy costs, and continued AI-related investment. Labor market conditions remained stable, with the unemployment rate holding at 4.3% and payroll employment continuing to increase at a solid pace.

In financial markets, the FOMC staff noted that Treasury yields moved higher over the intermeeting period, with the 10-year Treasury yield rising approximately 20 basis points, reflecting stronger-than-expected economic data and expectations that inflation would remain elevated. Equity markets strengthened notably, supported by continued optimism in the technology sector. Overall, financial market conditions continued to reflect expectations of a resilient U.S. economy, although investors remained cautious given persistent inflation and uncertainty surrounding the path of monetary policy.

Recent indicators suggest that economic activity remains resilient, labor market conditions continue to be balanced, and inflationary pressures remain above the Federal Reserve’s long-term objective. The FOMC noted that uncertainty about the economic outlook remains elevated, reflecting persistent inflationary pressures and, in part, the ongoing conflict in the Middle East. Accordingly, while underlying economic fundamentals remain solid, we believe investors should remain wary and continue to expect periods of market volatility as financial markets respond to inflation trends, interest rate expectations, and broader macroeconomic developments.

Investment Strategy and Returns

In view of these economic and market developments, the Fund’s strategy in the period covered by this report was to seek companies with growing operations showing superior returns on assets with moderate debt, generating free cash flow, and trading at reasonable valuations. Generally, the Fund sought to purchase and hold equity securities of profitable, conservatively valued companies across a broad array of industries in seeking to achieve its investment objective of total return and sold investments that appeared to have appreciated to levels reflecting full or over-valuation.

For the six months ended June 30, 2026, the Fund’s net investment loss, net realized gain on investments, and increase in unrealized appreciation on investments were, respectively, $55,484, $1,217,026, and $620,094, which contributed materially to the Fund’s net asset value return of 10.46%. Profitable sales in the period were made of, among others, shares of AutoZone, Inc. in the automotive dealers and gasoline service stations industry. Losses were taken on, among others, Broadridge in the financial industry. The Fund’s shares of Build-A-Bear Workshop, Inc. in the retail - hobby, toy & game shops industry contributed to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation by its investment in, among others, Steel Dynamics, Inc., in the steel works, blast furnaces rolling mills industry. At period end the Fund’s top holding, Alphabet Inc. Class A, comprised about 19% of net assets.

The Fund’s market return for the first half of 2026 was (3.91)%. Generally, the Fund’s total return on a market value basis will be lower than the total return on a net asset value basis in periods when there is an increase in the discount or a decrease in the premium of the market value of the net asset value, from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was 10.21%, which is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. At June 30, 2026, the Fund’s portfolio included securities of over 25 different issuers, with the top ten securities amounting to approximately 70% of net assets. At that time, the Fund’s investments totaled approximately $21.6 million on net assets of approximately $18.8 million, reflecting leverage of about $2.8 million. As the Fund pursues its investment objective of total return, these holdings and allocations are subject to change at any time.

Fund Website

The Fund’s website, www.FoxbyCorp.com, provides investors with investment information, news, and other material about the Fund. The website also has links to U.S. Securities and Exchange Commission filings, performance, tax, and daily net asset value reporting. You are invited to use this resource to learn more about the Fund.

Management’s Long Term Focus

We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Investment Manager own approximately 24% of the Fund’s outstanding shares. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas Winmill

President and Portfolio Manager

1 Semi-Annual Report 2026	FOXBY CORP.

PORTFOLIO ANALYSIS	(Unaudited)
June 30, 2026

TOP TEN	June 30, 2026
SECURITY HOLDINGS

1 Alphabet Inc. Class A (19%)

2 Steel Dynamics, Inc. (10%)

3 Interactive Brokers Group, Inc. Class A (7%)

4 Williams-Sonoma (6%)

5 Mueller Industries, Inc. (5%)

6 Essent Group Ltd. (5%)

7 Constellation Software Inc. (5%)

8 United Rentals, Inc. (4%)

9 MediaAlpha, Inc. (4%)

10 The Progressive Corporation (4%)

Top ten security holdings and industries are shown with approximate percentages of net assets and are subject to change. Industry classifications are based on Standard Industrial Classification codes. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain a top ten security holding.

TOP TEN	June 30, 2026
INDUSTRIES

1 Services - Computer Programming, Data Processing (27%)

2 Services - Prepackaged Software (19%)

3 Steel Works, Blast Furnaces, and Rolling Mills (10%)

4 Surety Insurance (9%)

5 Services - Business Services (7%)

6 Security and Commodity Brokers, Dealers & Flotation Companies (7%)

7 Retail - Home Furniture, Furnishings, and Equipment Stores (6%)

8 Services - Computer Processing and Data Preparation and Processing Services (6%)

9 Rolling, Drawing & Extruding of Nonferrous Metals (5%)

10 Services - Equipment Rental and Leasing (4%)

FOXBY CORP.	Semi-Annual Report 2026 2

SCHEDULE OF PORTFOLIO INVESTMENTS	(Unaudited)
June 30, 2026

Shares	Common Stocks (114.96%)	Value

3,656	Fire, Marine & Casualty Insurance (4.25%) The Progressive Corporation	$ 798,653

3,452	Gold Ores (0.73%) Torex Gold Resources Inc.	137,432

1,090	Investment Advice (2.66%) Ameriprise Financial Inc.	500,049

990	Retail - Department Stores (2.78%) Dillard’s, Inc.	523,136

16,500	Retail - Hobby, Toy & Game Shops (2.69%) Build-A-Bear Workshop, Inc.	505,065

5,000	Retail - Home Furniture, Furnishings, and Equipment Stores (6.20%) Williams-Sonoma, Inc.	1,165,500

7,880	Rolling, Drawing & Extruding of Nonferrous Metals (5.16%) Mueller Industries, Inc.	968,688

15,600	Security and Commodity Brokers, Dealers & Flotation Companies (7.23%) Interactive Brokers Group, Inc. Class A	1,357,824

65,102	Services - Business Services (7.40%) MediaAlpha, Inc. (a)	818,332
3,350	Nutex Health, Inc.(a)	572,482

		1,390,814

4,200	Services - Computer Integrated Systems Design (1.90%) GoDaddy Inc. (a)	356,496

480,600	Services - Computer Processing and Data Preparation and Processing Services (5.65%) NamSys Inc.	413,521
70,000	NerdWallet, Inc. (a)	647,500

		1,061,021

10,000	Services -Computer Programming, Data Processing (26.57%) Alphabet Inc. Class A	3,573,700
32,400	EverQuote, Inc. (a)	770,796
1,150	Meta Platforms, Inc.	647,784

		4,992,280

735	Services - Equipment Rental and Leasing (4.43%) United Rentals, Inc.	832,674

See notes to financial statements.

3 Semi-Annual Report 2026	FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2026 (Unaudited)
Financial Statements

Shares	Common Stocks (114.96%)	Value

6,600	Services - Prepackaged Software (19.01%) Alarm.com Holdings, Inc. (a)	$ 308,352
14,081	Clear Secure, Inc.	784,734
450	Constellation Software Inc.	847,380
3,445	Duolingo, Inc. (a)	396,244
1,800	Microsoft Corp.	671,436
4,095	Qualys, Inc. (a)	563,022

		3,571,168

7,900	Steel Works, Blast Furnaces, and Rolling Mills (9.65%) Steel Dynamics, Inc.	1,812,734

14,500	Surety Insurance (8.65%) Essent Group Ltd.	932,060
16,869	NMI Holdings, Inc. (a)	693,147

		1,625,207

Total common stock (Cost $11,217,057) (114.96%) (b)		21,598,741

Liabilities in excess of cash and other assets (-14.96%)		(2,810,082)

Net assets (100.00%)		$ 18,788,659

(a) Non-income producing.

(b) The Fund’s total investment portfolio value of $21,598,741 has been pledged as collateral for borrowings under the Fund’s credit agreement. There was $2,774,000 outstanding loan balance under the credit agreement as of June 30, 2026.

See notes to financial statements.

FOXBY CORP.	Semi-Annual Report 2026 4

STATEMENT OF ASSETS AND LIABILITIES	(Unaudited)
Financial Statements

June 30, 2026
Assets
Investments at value (cost $11,217,057)	$21,598,741
Cash	2,672
Receivables:
Dividends	13,049
Interest	6
Prepaid expenses and other assets	15,520

Total assets	21,629,988

Liabilities
Credit agreement borrowing	2,774,000
Payables:
Accrued expenses	41,931
Investment management	17,191
Directors	6,172
Administrative services	2,035

Total liabilities	2,841,329

Net Assets	$18,788,659

Net Asset Value Per Share
(applicable to 521,716 shares outstanding: 500,000,000 shares of $.01 par value authorized)	$36.01

Net Assets Consist of	$7,013,310
Paid in capital	11,775,349
Distributable earnings	$18,788,659

See notes to financial statements.

5 Semi-Annual Report 2026	FOXBY CORP.

STATEMENT OF OPERATIONS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2026
Investment Income
Dividends (net of $8,442 foreign tax withholding)	$155,252
Interest	669

Total investment income	155,921

Expenses
Investment management	89,286
Interest and fees on credit agreement	43,533
Bookkeeping and pricing	17,130
Directors	13,689
Audit	11,765
Legal	10,540
Administrative services	8,136
Subscriptions	3,982
Stockholder communications	3,760
Custody	3,620
Transfer agent	2,813
Insurance	2,172
Other	1,077

Total expenses	211,503
Expense reduction	(98)

Net expenses	211,405

Net investment loss	(55,484)

Net Realized and Unrealized Gain
Net realized gain (loss) on
Investments	1,218,550
Foreign currencies	(1,524)
Increase in unrealized appreciation on investments	620,094

Net realized and unrealized gain	1,837,120

Net increase in net assets resulting from operations	$1,781,636

See notes to financial statements.

FOXBY CORP.	Semi-Annual Report 2026 6

STATEMENTS OF CHANGES IN NET ASSETS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2026	Year Ended December 31, 2025
Operations
Net investment loss	$(55,484)	$(272,008)
Net realized gain	1,217,026	552,681
Net increase in unrealized appreciation	620,094	3,270,394

Net increase in net assets resulting from operations	1,781,636	3,551,067

Distributions to stockholders
Distributable earnings	-	(67,823)

Total distributions	-	(67,823)

Total change in net assets	1,781,636	3,483,244

Net Assets
Beginning of period	17,007,023	13,523,779

End of period	$18,788,659	$17,007,023

See notes to financial statements.

7 Semi-Annual Report 2026	FOXBY CORP.

STATEMENT OF CASH FLOWS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2026
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$1,781,636
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation on investments	(620,094)
Net realized gain on sales of investments	(1,217,026)
Purchase of long term investments	(8,325,937)
Proceeds from sales of long term investments, other gains, and reimbursements	5,486,008
Net purchases of short term investments	(1,524)
Decrease in dividends receivable	24,528
Decrease in interest receivable	7
Increase in prepaid expenses and other assets	(5,507)
Increase in accrued expenses	11,259
Increase in investment management payable	3,423
Decrease in administrative services payable	(462)
Increase in directors payable	3,559

Net cash used in operating activities	(2,860,130)

Cash Flows from Financing Activities
Credit agreement borrowing, net	2,774,000

Net cash provided by financing activities	2,774,000

Net change in cash	(86,130)

Cash
Beginning of period	88,802

End of period	$2,672

Supplemental disclosure of cash flow information:
Cash paid for interest on credit agreement	$35,736

See notes to financial statements.

FOXBY CORP.	Semi-Annual Report 2026 8

NOTES TO FINANCIAL STATEMENTS	June 30, 2026 (Unaudited)
Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Foxby Corp. (the “Fund”), a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Company Act”), is a non-diversified, closed end management investment company whose shares are quoted over the counter under the stock symbol FXBY. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector. The Fund retains Midas Management Corporation (the “Investment Manager”) as its investment manager.

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed.

For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Although the Fund’s Board of Directors (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Company Act, the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, the Investment Manager, subject to the Board’s oversight with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation (“FDIC”) in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Fund’s custodian.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Derivatives – The Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of its portfolio holdings or to generate potential gain. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. Derivative instruments are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counter-parties to meet the terms of their contracts. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

9 Semi-Annual Report 2026	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Stockholders in the Fund bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities and private company securities, as soon as practicable after the Fund is notified. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety. Expenses deemed to have been incurred by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. The Fund may take advantage of payment discounts offered by certain vendors. Such credits realized typically are used to reduce expenses. Credits realized by the Fund during the period, if any, are shown as a reduction of total expenses in the Statement of Operations.

Distributions to Stockholders – Distributions to stockholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its stockholders substantially all of its taxable income and net realized gains. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2023-2025) or expected to be taken in the Fund’s 2026 tax returns.

The Fund may be subject to foreign taxation related to certain securities held by the Fund, income received, capital gains on the sale of securities, and currency transactions. Foreign taxes, if any, are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Operating Segments – The Fund operates and is managed as a single reportable segment with the non-fundamental investment objective of total return. The chief operating decision maker (“CODM”) of the Fund is the President and Portfolio Manager. The financial information in the form of the Fund’s portfolio composition, total returns, changes in net assets and expense ratios, which are used by the CODM to assess the Fund’s performance and to make operational decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “net assets” and significant segment expenses are listed on the accompanying Statement of Operations.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets, which may include undistributed realized gains. “Managed Assets” means the average weekly value of the Fund’s total assets, minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2026, the Fund’s reimbursements of such costs were $8,136, of which $4,606 and $3,530 was for compliance and accounting services, respectively. Certain officers and directors of the Fund are officers and

FOXBY CORP.	Semi-Annual Report 2026 10

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

directors of the Investment Manager. As of June 30, 2026, affiliates of the Investment Manager owned approximately 24% of the Fund’s outstanding shares.

The Fund compensates each director who is not an employee of the Investment Manager or its affiliates. These directors receive fees for service as a director from the Fund and the other funds of which they are a director or trustee and for which the Investment Manager or its affiliates serve as investment manager. In addition, director out-of-pocket expenses are allocated to such funds which the Investment Manager or its affiliates serve as investment manager based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety.

During 2026, the Investment Manager reimbursed the Fund $12,502 for a trade error.

3. DISTRIBUTIONS TO STOCKHOLDERS AND DISTRIBUTABLE EARNINGS The tax character of distributions paid by the Fund for the year ended December 31, 2025 was $67,823 comprised of capital gains. There were no distributions during the six months ended June 30, 2026.

As of December 31, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed realized gain	$232,124
Unrealized appreciation	9,761,589

$9,993,713

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common and Preferred Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The following is a summary of the inputs used as of June 30, 2026 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total

Investments, at value

Common stocks	$ 21,598,741	$ -	$ -	$ 21,598,741

Total investments, at value	$ 21,598,741	$ -	$ -	$ 21,598,741

11 Semi-Annual Report 2026	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $8,325,937 and $5,470,452, respectively, for the six months ended June 30, 2026. As of June 30, 2026, for federal income tax purposes, the aggregate cost of securities was $11,217,057 and net unrealized appreciation was $10,381,684, comprised of gross unrealized appreciation of $10,582,341 and gross unrealized depreciation of $200,657. The aggregate cost of securities for tax purposes will depend on the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

6. CREDIT AGREEMENT The Fund entered into a revolving credit agreement and other related agreements (collectively, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) with The Huntington National Bank (“HNB”), the Fund’s custodian, under which HNB may make loans to the Fund in such amounts as the Fund may from time to time request. The maximum loan amount under the Credit Agreement is the lesser of: (i) $4,500,000 or (ii) 30% of the Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. The Fund pledges its securities and other assets as collateral to secure its obligations under the Credit Agreement and retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to 1.28% plus the greater of the Term Secured Overnight Financing Rate (SOFR) or 0.25%. An unused fee is charged equal to 0.125% per annum of the daily excess of the maximum loan amount over the outstanding principal balance of the loan. The Fund was charged origination fees and expenses of $7,720 upon the annual renewal of the Credit Agreement and such cost is amortized ratably through June 9, 2027, the maturity date of the Credit Agreement.

The outstanding loan balance under the Credit Agreement as of June 30, 2026 was $2,774,000. The weighted average interest rate and average daily amount outstanding under the Credit Agreement for the six months ended June 30, 2026 were 4.83% and $1,493,132, respectively. The maximum amount outstanding during the six months ended June 30, 2026 was $3,624,000.

7. CAPITAL STOCK As of June 30, 2026, there were 521,716 shares of $.01 par value common stock outstanding and 500,000,000 shares authorized. There were no transactions in capital stock during the six months ended June 30, 2026 and year ended December 31, 2025, respectively.

8. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Company Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board. The Fund did not repurchase any of its shares during the six months ended June 30, 2026 and year ended December 31, 2025, respectively.

9. PORTFOLIO CONCENTRATION The Fund operates as a “non-diversified” investment company under the Company Act, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by the Fund are not limited by the Company Act. The Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of the Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s NAV to be more volatile and thus may subject stockholders to more risk.

10. CONTINGENCIES The Fund indemnifies its officers and directors from certain liabilities that might arise from the performance of their duties for the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

11. OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objective and policies of the Fund.

FOXBY CORP.	Semi-Annual Report 2026 12

FINANCIAL HIGHLIGHTS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2026	Year Ended December 31,
		2025	2024	2023	2022	2021
Per Share Operating Performance (1) (2)

Net asset value, beginning of period	$32.60	$25.92	$23.65	$18.72	$22.77	$17.85

Income from investment operations:
Net investment income (loss)	(0.11)	(0.52)	(0.34)	(0.21)	0.01	0.02
Net realized and unrealized gain (loss) on investments	3.52	7.33	4.35	5.42	(3.87)	6.91

Total from investment operations	3.41	6.81	4.01	5.21	(3.86)	6.93

Less distributions:
Net investment income	-	-	(0.07)	-	-
Capital gains	-	(0.13)	(1.52)	(0.28)	(0.19)	(2.01)
Return of capital	-	-	(0.15)	-	-	-

Total distributions	-	(0.13)	(1.74)	(0.28)	(0.19)	(2.01)

Net asset value, end of period	$36.01	$32.60	$25.92	$23.65	$18.72	$22.77

Market value, end of period	$22.34	$23.25	$17.14	$13.12	$12.75	$14.21

Total Return (3)
Based on net asset value (4)	10.46%	26.47%	20.73%	29.03%	(16.55)%	45.61%
Based on market price	(3.91)%	36.41%	43.90%	5.10%	(8.92)%	47.45%

Ratios/Supplemental Data

Net assets at end of period (000s omitted)	$18,789	$17,007	$13,524	$12,339	$9,767	$11,878

Ratios to average net assets of:
Total expenses	2.41%*	2.99%	2.63%	3.09%	2.65%	2.39%
Net expenses (5)	2.41%*	2.98%	2.63%	3.09%	2.65%	2.39%
Net investment income (loss)	(0.63)%*	(1.81)%	(1.28)%	(1.04)%	0.05%	0.11%

Portfolio turnover rate	29%	27%	26%	25%	41%	49%

Leverage analysis, end of period:
Outstanding loan balance (000s omitted)	$2,774	$-	$2,404	$2,181	$1,380	$2,493
Asset coverage per $1,000(6)	$7,773	$-	$6,624	$6,658	$8,079	$5,766
Average commission rate paid	$0.0222	$0.0122	$0.0116	$0.0099	$0.0121	$0.0113

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.

(2)	On May 6, 2021, the Fund completed a 1-for-5 reverse stock split. Prior year per share amounts have been restated to reflect the impact of the reverse stock split.

(3)

Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or the closing market price of the Fund’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

(4)

In 2026, 0.06% of the Fund’s total return based on net asset value (NAV) consists of a voluntary reimbursement by the Investment Manager for a realized investment loss. Excluding this item, NAV total return would have been 10.40%.

(5)

The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 1.91% for the six months ended June 30, 2026 and 2.10%, 2.03%, 2.13%, 2.13%, and 2.16% for the years ended December 31, 2025, 2024, 2023, 2022, and 2021, respectively.

(6)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the Credit Agreement is considered a senior security representing indebtedness.

*	Annualized.

See notes to financial statements.

13 Semi-Annual Report 2026	FOXBY CORP.

The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund. BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Financial Statements

The renewal of the investment management agreement (“IMA”) between Foxby Corp. (“Fund”) and the investment manager, Midas Management Corporation (“Investment Manager”), was unanimously approved by the Fund’s Board of Directors (“Board”), including all of the Fund’s directors who are not “interested persons” of the Fund (“Independent Directors”) as defined under the Company Act at a meeting held on March 4, 2026 (“Meeting”). In considering the annual approval of the IMA, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting, both in the written materials as well as information otherwise provided by the Investment Manager during the Meeting. Such information included, among other things: information comparing the management fees and total expense ratio of the Fund with a peer group of broadly comparable funds as provided by Broadridge (“Broadridge”), an independent provider of investment company data, which uses information sourced from both Lipper and Morningstar as well as from company reports, financial reporting services, periodicals, and other sources; information regarding the Fund’s investment performance on an absolute basis and in comparison to, among other things, a relevant peer group of funds (“Peer Group”) and a benchmark index as provided by Broadridge; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results of operations, financial condition and business reputation; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation, including, without limitation, soft dollars; the Investment Manager’s management of relationships with the Fund’s custodian, transfer agent, pricing agents, brokers, and other service providers to the Fund; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the IMA; the Investment Manager’s gifts and entertainment log; the reasonableness and appropriateness of the fee paid by the Fund for the services described in the IMA and whether it represents a charge within the range of what would have been negotiated at arm’s length in light of the surrounding circumstances; the nature, extent, and quality of the investment management services provided by the Investment Manager; the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund; the character and amount of incidental or “fall-out” benefits (in addition to soft dollar benefits) received by the Investment Manager and its affiliates from its association with the Fund; and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board also reviewed in detail and at length the Investment Manager’s responses to the Board’s request for certain information related to, among other things: the Investment Manager’s general business, personnel, operations and financial condition; fees, profitability and the Investment Manager’s allocation of expenses in connection therewith, and financial information; trading information; Fund performance; how the soft dollar arrangements comport with applicable law; compliance and legal; and other related matters. The Board expressed its satisfaction with the Investment Manager’s responses to its request for such information.

In considering the nature, extent, and quality of the management services provided by the Investment Manager, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the IMA. The Board also took into account the time and attention devoted by management to the Fund. In this regard, the Board noted that the Investment Manager is responsible for, among other things, overseeing the selection of investments for the Fund, making investment decisions for the Fund, monitoring the investment operations and composition of the Fund, and, in connection therewith, monitoring compliance with the Fund’s investment objective, policies, and restrictions, as well as the Fund’s compliance with applicable law; monitoring brokerage selection, commissions and other trading costs, quality of execution, and other brokerage matters; and implementing the Board’s directives as they relate to the Fund. Further, the Board considered that the Investment Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Board considered the portfolio management of the Fund, evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager are appropriate to effectively fulfill its duties on behalf of the Fund. The Board also discussed the Investment Manager’s views with regard to succession planning. The Board noted that the Investment Manager has managed the Fund for several years and is, together with its affiliates, a substantial investor in the Fund. The Board indicated its belief that a long term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, Mr. Thomas Winmill, as the portfolio manager of the Fund and Chairman of the Investment Policy Committee of the Investment Manager, stated that the investment philosophy and/or investment process applied in managing the Fund had not changed since the Board’s prior annual review of the IMA.

The Board also considered the Investment Manager’s in-house research capabilities as well as third-party resources available to the Investment Manager’s personnel, including research and brokerage services that may be available to the Investment

FOXBY CORP.	Semi-Annual Report 2026 14

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Financial Statements

Manager as a result of securities transactions effected for the Fund. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

In its review of comparative information with respect to the Fund’s investment performance, the Board received information from Broadridge comparing the Fund’s investment performance (i) on an absolute basis, (ii) to that of its Peer Group and a benchmark index, each of which was selected by Broadridge, and (iii) to that of the S&P 500 TR Index. Broadridge also provided supplemental Lipper and Morningstar information and benchmark indices which were discussed. The Board engaged in a lengthy discussion regarding the appropriateness of the Peer Group for the Fund.

After reviewing performance information with respect to the Fund, the Board observed that the Fund’s total return (i) outperformed its benchmark index provided by Broadridge in the one, two, three, four, and five year periods, but underperformed in the ten year period, ended December 31, 2025; (ii) outperformed the S&P 500 TR Index in the one, three, four, and five year periods, but underperformed in the two and ten year periods, ended December 31, 2025; (iii) outperformed the median total return of its Peer Group in the one, two, three, four, five and ten year periods ended December 31, 2025; and (iv) outperformed the average total return of its Peer Group in the one, two, three, four, five and ten year periods ended December 31, 2025. The Board considered that the average net assets of the funds included in the Peer Group was considerably larger than that of the Fund. The Board then concluded that the Fund’s performance was within a range that it deemed competitive.

With respect to its review of the fees payable under the IMA, the Board considered information from Broadridge comparing the Fund’s management fee and expense ratio to those of its Peer Group. The Board observed that the Fund’s management fee based on common and leveraged assets is lower than the median in its Peer Group while its total expense ratio based on common and leveraged assets is higher than the median in its Peer Group, and the Board discussed the contributing factors thereof. The Board concluded that the Fund’s management fee is reasonable in light of the quality of services received and the level of assets managed. The Board also concluded that although the Fund’s total expense ratio is within a higher range relative to its Peer Group, the total expense ratio is reasonable in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provides to the Fund. The Board recognized that the Fund’s management fee does not include ‘breakpoints,’ which would result in lower incremental advisory fee rates as its assets increase. The Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

The information provided assisted the Board in concluding that the management fee paid by the Fund is within the range of those paid by comparable funds within the fund industry and is fair and reasonable in light of the quality of services received and the level of assets managed. Further, the Board concluded that the Investment Manager’s management fee bears a reasonable relationship to the services rendered and represents a charge within the range of what would have been negotiated at arm’s length in light of the surrounding circumstances.

The Board noted that performance and expense ratios are only two of the factors that it deems relevant to its consideration of an investment management agreement and that, after considering all relevant factors, it can reach a decision to renew the IMA notwithstanding the Fund’s underperformance and high expenses over certain periods.

The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Fund. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as increased ability to obtain research services, appear to be fair and reasonable and may benefit the Fund.

The Board also considered the profitability of the Investment Manager from its association with the Fund, including historical profitability information. In this regard, the Board considered the costs of the services provided, and the profits realized, if any, by the Investment Manager in connection with the operation of the Fund and was satisfied that the profitability was not excessive under the circumstances. In addition, the Board considered the financial stability of the Investment Manager during its deliberations.

The Independent Directors then challenged the Chairman on a variety of matters concerning the renewal of the IMA including, without limitation, questions concerning strategy, revenues, potential conflicts, priorities and related matters. A lengthy discussion followed. The Board did not consider any single factor as controlling in determining whether or not to renew the IMA. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to stockholders of investing in a Fund that is part of a fund complex which provides a variety of stockholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Directors, concluded that the approval of the IMA, including the fee structure, is in the best interests of the Fund.

15 Semi-Annual Report 2026	FOXBY CORP.

POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Objective, Policies, and Strategies

The Fund’s non-fundamental investment objective is to seek total return. In seeking its objective, the Fund exercises a flexible strategy in the selection of securities, and is not limited by the issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging,” and may invest defensively in short term, liquid, high grade securities and money market instruments. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund’s performance. The Fund may invest in debt securities rated below investment grade, commonly referred to as junk bonds, as well as investment grade and U.S. Government securities. Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. A potential benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies.

Investment Restrictions

The following restrictions are the Fund’s only fundamental policies – that is, policies that cannot be changed without the approval of a majority of the Fund’s outstanding voting securities. All other policies and investment restrictions referred to herein are not fundamental policies of the Fund and may be changed by the Fund’s Board of Directors without stockholder approval. A “majority of the Fund’s outstanding voting securities” for this purpose and under the Company Act means the lesser of (1) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. As a matter of fundamental policy:

(1)	The Fund may not borrow money or issue senior securities, except as permitted under the Company Act;

(2)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments, or investing in securities or other instruments that are secured by physical commodities;

(3)

The Fund may not lend money or other assets, except to the extent permitted by the Company Act. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

(4)

The Fund may not act as an underwriter of another issuer’s securities, except to the extent that, in connection with the purchase and sale of portfolio securities, it may be deemed to be an underwriter within the meaning of the Securities Act;

(5)

The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities); and

(6)

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted under the Company Act) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

Although not a part of the Fund’s fundamental investment restriction, it is the current position of the staff of the U.S. Securities and Exchange Commission (“SEC”) that a fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry. Except as otherwise noted, the percentage restrictions set forth above, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

FOXBY CORP.	Semi-Annual Report 2026 16

POLICIES AND UPDATES	(Unaudited)
Additional Information

Principal Risks

Share Trading Risk – The Fund’s shares are quoted on the OTC Market and may have less trading volume and liquidity, greater trading spreads, increased market discount to NAV of the Fund’s shares, and fewer governance, stockholder meeting, and reporting requirements than might be the case if the shares were listed on a national securities exchange.

Market Risks – An investment in the Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which the Fund utilizes leverage.

Leverage Risk – The Fund from time to time may borrow under its credit agreement to increase the assets in its investment portfolio over its net assets, a practice called leverage. Money the Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of the NAV and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s stockholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to stockholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the credit agreement decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the credit agreement, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

Foreign Securities Risk – Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

Sector Risk – To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector, and therefore the Fund, to a greater extent than if the Fund’s investments were diversified across different sectors.

An Investment in the Fund is Not a Bank Deposit – It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program and you could lose money by investing in the Fund.

Non-Diversification – The Fund is non-diversified, which means that it is not limited by the Company Act in the proportion of its assets that may be invested in the securities or obligations of a single issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund’s total returns.

Growth Securities Risk – The Fund may invest in companies that the Investment Manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other securities and may involve special risks. If the Investment Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, thereby reducing the Fund’s returns. In addition, because different types of securities tend to shift in and out of favor depending on market and economic conditions, “growth” securities may perform differently from the market as a whole and other types of securities.

17 Semi-Annual Report 2026	FOXBY CORP.

POLICIES AND UPDATES	(Unaudited)
Additional Information

Small Capitalization – The Fund may invest in companies that are small or thinly capitalized and may have a limited operating history. Investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable to adverse business or economic developments than stocks of larger companies. The securities of small capitalization companies generally are less liquid and have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies. During broad market downturns, the Fund’s NAV may fall further than those of funds investing in larger companies. Full development of small capitalization companies takes time, and for this reason, among others, the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Medium and Large Capitalization – Compared to small capitalization companies, medium and large capitalization companies may be less responsive to business changes and opportunities. At times, the stocks of large capitalization companies may lag other types of stocks in performance. Compared to large capitalization companies, medium capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Pricing – Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Security Selection – The securities selected for the Fund’s portfolio may decline in value. The Investment Manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters. As a result, the Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.

Active Trading – The Fund may trade securities actively. This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower the Fund’s after tax performance.

Distributions – At any time, the Fund’s NAV may reflect undistributed net investment income, undistributed net realized capital gains, and/ or net unrealized appreciation. To the extent the market price of the Fund’s shares reflects such amounts, an investor who purchases shares shortly before a distribution may pay a market price that effectively includes the value of the forthcoming distribution and, when the distribution is paid, may incur tax on the distribution (unless the investor is investing through a tax-deferred account), even though, in economic terms, the distribution may represent a return of a portion of the investor’s purchase price (“buying a dividend”).

Amounts representing undistributed net investment income and undistributed net realized capital gains are not liabilities of the Fund. Such amounts are reflected in the Fund’s net assets (and therefore NAV) and do not constitute an obligation of the Fund to make a distribution unless and until a distribution is declared by the Board, at which time the Fund will normally record a liability for the declared distribution until it is paid. The management fee payable by the Fund to the investment adviser is based on the Fund’s “managed assets,” defined as the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, with such liabilities excluding (for purposes of this calculation) debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. Because undistributed net investment income and undistributed gains are not liabilities, they are not deducted in calculating managed assets and therefore are included in the base on which the management fee is computed.

Cybersecurity Risk – With the widespread use of technologies such as the Internet , cloud computing and AI-enabled systems to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events – U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels and wars in Europe and the Middle East. Uncertainties regarding interest rate levels, political events, potential trade restrictions and tariffs, global geopolitical conflicts, and the possibility of a national or global recession have also contributed to market volatility.

FOXBY CORP.	Semi-Annual Report 2026 18

POLICIES AND UPDATES	(Unaudited)
Additional Information

Material Changes

The following information in this stockholder report is a summary of certain changes since the most recent stockholder report. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Since the most recent stockholder report, there have been no material changes to: (i) the Fund’s investment objective, principal investment policies or strategies that have not been approved by stockholders, (ii) principal risk factors associated with investment in the Fund, (iii) the person(s) who are primarily responsible for the day-to-day management of the Fund; or (iv) the Fund’s governing documents that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

Governing Documents

Certain provisions in the Fund’s Charter and/or Bylaws (“Governing Documents”) could have the effect of, among other things, depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a proxy fight, tender offer, or similar effort or bringing litigation against the Fund and/or any director, officer, employee or affiliate thereof. The overall effect of these provisions is to, among other things, render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. The foregoing summary is subject to the Governing Documents, which are on file with the SEC and available on the Fund’s website www.FoxbyCorp.com.

Escheatment/Inactive Accounts

If stockholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law. NOTE: If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state.

Section 23 Notice

Pursuant to Section 23 of the Company Act, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

19 Semi-Annual Report 2026	FOXBY CORP.

GENERAL INFORMATION	(Unaudited)
Additional Information

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge, upon request, by calling the Fund collect at 212-785-0900, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.FoxbyCorp.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. and a link thereto can be found on the Fund’s website at www.FoxbyCorp.com.

Please Note

There is no assurance that the Fund’s investment objective will be attained. Past performance is no guarantee of future results. You should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The Fund’s investment policies, management fees, and other matters of interest to prospective investors may be found in its filings with the SEC, including its annual and semi-annual reports. To obtain a copy of the reports, please call us toll-free at 855-411-6432 or download them at www.FoxbyCorp.com/literature/. Please read the reports carefully before investing.

Shares of closed end funds frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV has decreased in the past, and may decrease in the future, as a result of its investment activities and other events. Neither the Investment Manager nor the Fund can predict whether shares of the Fund will trade at, below, or above NAV. The risk of holding shares of the Fund that might trade at a discount is more pronounced for investors expecting to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The shares of the Fund are designed primarily for long term investors and should not be considered a vehicle for trading purposes. The NAV of the Fund’s shares typically will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund which uses leverage, as the Fund may from time to time. In the event that shares of the Fund trade at a premium to NAV, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares of the Fund will not trade at a discount to NAV thereafter. The market price for the Fund is based on supply and demand which fluctuates daily based on many factors, such as economic conditions and global events, investor sentiment, and security-specific factors.

This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or an exemption therefrom. The internet address for the Fund is included several times in this report as a textual reference only. The information on the website is not incorporated by reference into this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Fund’s Statement of Additional Information has not been updated since completion of the Fund’s most recent offering and the information contained in the Fund’s Statement of Additional Information may have become outdated.

Investment products, including shares of the Fund, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Cautionary Note Regarding Forward Looking Statements

Certain information presented in this report may contain “forward looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements concerning the Fund’s plans, objectives, goals, strategies, distributions and their amounts and timing, distribution declarations, future events, future performance, prospects of its portfolio holdings, or intentions, and other information that is not historical information. Generally, forward looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates,” “projects,” “plans,” or “intends,” or the negative of such terms or other comparable terminology, or by discussions of strategy. All forward looking statements by the Fund involve known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Fund, which may cause the Fund’s actual results to be materially different from those expressed or implied by such statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from NAV, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. The Fund may also make additional forward looking statements from time to time. All such subsequent forward looking statements, whether written or oral, by the Fund or on its behalf, are also expressly qualified by these cautionary statements. Investors should carefully consider

FOXBY CORP.	Semi-Annual Report 2026 20

GENERAL INFORMATION	(Unaudited)
Additional Information

the risks, uncertainties, and other factors, together with all of the other information included in the Fund’s filings with the SEC, and similar information. All forward looking statements apply only as of the date made. The Fund undertakes no obligation to publicly update or revise forward looking statements, whether as a result of new information, future events, or otherwise. Thus you should not place undue reliance on forward looking statements.

Stock Data at June 30, 2026

Market Price per Share	$22.34

Net Asset Value per Share	$36.01

Market Price Discount to Net Asset Value	38%

Stock Symbol	FXBY

Net Asset Value Symbol	XFXBX

CUSIP Number	351645205

Investment Manager

Midas Management Corporation

P.O. Box 4

Walpole, NH 03608

212-785-0900

Stock Transfer Agent and Registrar

Securities Transfer Corporation

2901 N Dallas Parkway, Suite 380

Plano, TX 75093

www.stctransfer.com

469-633-0101

FoxbyCorp.com

Visit us on the web at www.FoxbyCorp.com. The site provides information about the Fund including press releases and stockholder reports. For further information, please email us at info@ performancedriven.us

Foxby Corp. is part of a fund complex which includes Midas Discovery, Midas Special Opportunities, and Bexil Investment Trust.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

21 Semi-Annual Report 2026	FOXBY CORP.

PRIVACY POLICY	(Unaudited) Rev. 12/2025

FACTS	WHAT DOES FOXBY CORP. DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	∎ Social Security number ∎ Account balances ∎ Transaction or loss history	∎ Account transactions ∎ Retirement assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Foxby Corp. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Foxby Corp. share?	Can you limit this sharing?

For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – To offer our products and services to you	Yes	No

For joint marketing with other nonaffiliated financial companies	No	We don’t share

For our affiliates’ everyday business purposes – Information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share

For our affiliates to market to you	Yes	Yes

For nonaffiliates to market to you	No	We don’t share

To Limit Sharing

∎  Call Foxby Corp. at 212-785-0900; or

∎  Mail the form below

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call Foxby Corp. at 212-785-0900 or go to www.FoxbyCorp.com

Mail-in Form

Leave Blank or [If you have a joint account, your choice will apply to everyone on your account unless you mark below. ☐ Apply my choice only to me]	Mark if you want to limit:
☐ Do not allow your affiliates to use my personal information to market to me.

	Name	Mail to: Foxby Corp. P.O. Box 4 Walpole, NH 03608
Address

City, State, Zip
Account #

FOXBY CORP.	Semi-Annual Report 2026 22

(Unaudited)

Who we are

Who is providing this notice?	Foxby Corp.

What we do

How does Foxby Corp. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Foxby Corp. collect my personal information?

We collect your personal information, for example, when you

∎  Open an account

∎  Buy securities from us

∎  Provide account information

∎  Give us your contact information

∎  Tell us where to send the money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

∎  Affiliates from using your information to market to you

∎  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account – unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
∎ Foxby Corp. shares with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
∎ Foxby Corp. does not share with nonaffiliates so they can market their financial products or services to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
∎ Foxby Corp. does not jointly market.

23 Semi-Annual Report 2026	FOXBY CORP.

Item 1(b):

Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Included herein under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included herein under Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for semi-annual reports.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant's securities are listed. Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2). Attached hereto as Exhibit 99.CERT.

(a)(4)
Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

August 27, 2026	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Foxby Corp.

August 27, 2026	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Foxby Corp.

August 27, 2026	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Foxby Corp.

August 27, 2026	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer